Exhibit 32.2

Certification by the Principal Financial Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to U.S.C. Section 1350 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), I, Robert Cook, Chief Financial Officer of Elite Express Holding Inc. (the “Company”), hereby certify to my knowledge that:

The quarterly report on Form 10-Q for the quarter ended August 31, 2025 of the Company fully complies, in all material respects, with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: October 14, 2025

/s/ Robert Cook
Robert Cook
Chief Financial Officer
(Principal Financial Officer)